CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

MARCH 31, 2018

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended March 31, 2018 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

Comparative net assets are as follows:

	Mar. 31, 2018	Dec. 31, 2017	Mar. 31, 2017
Net assets	$819,741,488	$826,331,789	$725,517,540
Net assets per share of Common Stock	$32.60	$32.86	$29.22
Shares of Common Stock outstanding	25,146,616	25,143,616	24,826,518

    Comparative operating results are as follows:

	Three months ended March 31,
	2018	2017
Net investment income	$6,165,409	$3,005,018
Per share of Common Stock	.25 *	.12	*
Net realized gain on sale of investments	14,276,708	9,667,451
Increase (decrease) in net unrealized appreciation of investments	(27,114,888)	39,426,501
Increase (decrease) in net assets resulting from operations	(6,672,771)	52,098,970

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

     We are pleased to report that at the Corporation’s annual meeting on March 21, 2018, the stockholders elected seven directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year 2018. Following the annual meeting, the Board of Directors elected John C. Hill, President and Wilmot H. Kidd, Chairman and Chief Executive Officer of the Corporation. In addition, the Board of Directors accorded C. Carter Walker Jr. the honorary position of Director Emeritus. Mr. Walker had served as a director of the Corporation for 44 years and chose not to stand for election this year.

     In the quarter ended March 31, 2018, the Corporation did not repurchase any shares of its Common Stock. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

    Stockholders’ inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, Chief Executive Officer

630 Fifth Avenue
New York, NY 10111
April 18, 2018

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PRINCIPAL PORTFOLIO CHANGES
January 1 to March 31, 2018
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held March 31, 2018

Alphabet Inc. Class A	2,000		12,000
Aspen Insurance Holdings Ltd.	200,000		200,000
Cable One, Inc.		17,000	—
Coherent, Inc.		25,400	315,000
Encore Capital Group, Inc.		100,000	—
General Electric Company	193,000		500,000
Hess Corporation	140,000		700,000
Kennedy-Wilson Holdings, Inc.	140,000		250,000
Ribbon Communications Inc.	171,600		1,387,100
Roper Technologies, Inc.		5,000	65,000
Tiffany & Co.		20,000	80,000
Wells Fargo & Company	50,000		270,000

TEN LARGEST INVESTMENTS
March 31, 2018
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$149.2	18.2%	1982
Coherent, Inc.	7.7	59.0	7.2	2007
Intel Corporation	7.6	43.7	5.3	1986
Analog Devices, Inc.	6.2	41.0	5.0	1987
Hess Corporation	31.2	35.4	4.3	2017
Motorola Solutions, Inc.	14.1	31.6	3.9	2000
Capital One Financial Corporation	16.9	27.8	3.4	2013
Rayonier Inc.	21.1	24.6	3.0	2014
The Bank of New York Mellon Corporation	8.4	20.6	2.5	1993
Medtronic plc	18.4	20.1	2.4	2009

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
Wilmot H. Kidd IV
C. Carter Walker, Jr., Director Emeritus

OFFICERS

Wilmot H. Kidd, Chief Executive Officer
John C. Hill, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 505000, Louisville, KY 40233
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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